SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
                              Section 14(a) of the
                           Securities Exchange Act of
                            1934 (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12

                            AMERIPRIME ADVISORS TRUST
                            -------------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)       Title of each class of securities to which transaction applies:
                 _______________________________________________________________

        2)       Aggregate number of securities to which transaction applies:
                 _______________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 _______________________________________________________________

        4)       Proposed maximum aggregate value of transaction:
                 ---------------------------------------------------------------
        5)       Total fee paid:
                 ---------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ______________________________________________________________


         2)       Form, Schedule or Registration Statement No.:
                  ______________________________________________________________


         3)       Filing Party:
                  ______________________________________________________________


         4)       Date Filed:
                  ______________________________________________________________


349314.5

                          Paragon Dynamic Fortress Fund


                            3651 N. 100 E., Suite 275
                                Provo, Utah 84604


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held March 21, 2002

Dear Shareholders:

The Board of Trustees of AmeriPrime Advisors Trust (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Paragon Dynamic Fortress Fund (the "Fund"), to be held at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092 on March 21, 2002 at 10:00 a.m., eastern time, for the following purposes:

         1. Approval or disapproval of a new management agreement for the Fund with Paragon Capital Management, Inc.

         2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 5, 2002 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees



                                                         Kenneth D. Trumpfheller
                                                                       Secretary

March 5, 2002

                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 317-266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                          PARAGON DYNAMIC FORTRESS FUND

                            3651 N. 100 E., Suite 275
                                Provo, Utah 84604
                                  ------------

                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held March 21, 2002
                                  ------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Advisors Trust (the "Trust"), on behalf of the Paragon Dynamic Fortress Fund (the "Fund") for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, on March 21, 2002 at 10:00 a.m., eastern time, and at any and all adjournments thereof. The Notice of Meeting, proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about March 14, 2002.

         The shareholders are being asked to consider the approval of a new management agreement for the Fund with Paragon Capital Management, Inc., the Fund's current investment adviser.

          Copies of the Fund's most recent annual report, and most recent semi-annual report succeeding the annual report, including financial statements and schedules, are available at no charge by sending a written request to Robert Chopyak, Secretary, AmeriPrime Advisors Trust, 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092, or by calling the Trust at 1-877-726-4662.

                                    PROPOSAL
                 APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN
                 THE TRUST AND PARAGON CAPITAL MANAGEMENT, INC.

Background

         The shareholders are being asked to approve a new management agreement with Paragon Capital Management, Inc. ("Paragon"). Under the current agreement, Paragon, as the Fund's investment adviser, is responsible for the payment of most of the Fund's operating expenses, including custodial fees. Because the Fund's investment strategy involves the frequent purchase and sale of securities, the Fund's custodial fees have been significantly higher than anticipated, and this expense has been paid by Paragon. Paragon has informed the Board of Trustees that it is no longer willing to pay the Fund's operating expenses. Instead, it has proposed that it continue to perform investment advisory services for a reduced fee, but no longer be responsible for payment of Fund operating expenses. After due consideration, the Board of Trustees has approved a new agreement with Paragon, subject to shareholder approval. The terms of the new agreement are substantially similar to the current agreement, except that (i) Paragon will reduce its fees and (ii) Paragon will no longer be responsible for paying all of the Fund's operating expenses. The net result of these changes, at least initially, will be an increase in the Fund's operating expenses.

The Current Management Agreement

         Paragon currently serves as the investment adviser to the Fund pursuant to a management agreement, dated May 25, 2000, between the Trust and Paragon. The current agreement was approved by the initial shareholder of the Fund on June 7, 2000, as the initial agreement for the Fund. The current agreement terminates on May 25, 2002.

         Under the terms of the current agreement, Paragon manages the Fund's investments, subject to the approval of the Board of Trustees, and pays all operating expenses of the Fund except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by Paragon. Under the current agreement, as compensation for Paragon's management services and agreement to pay the Fund's expenses, the Fund pays Paragon an annual fee of 2.25% of its average daily net assets.

The New Management Agreement

         Subject to shareholder approval, the Trust will enter into a new management agreement with Paragon. The terms and conditions of the new agreement are substantially identical in all material respects to those of the current agreement, with the exception of the date of execution, effectiveness and termination dates, the reduced management fee, and the elimination of the requirement that the adviser pay operating expenses of the Fund.

          The new agreement provides that the Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expense on securities sold short); legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; taxes or governmental fees; fees and expenses of the custodian, transfer agent, shareholder service agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of Trustees of the Trust who are not affiliated with Paragon (the "Independent Trustees"); the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification for the Trust's officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund's obligations. All other expenses incurred by the Fund in connection with the organization, registration of shares and operations of the Fund and not assumed by Paragon will be borne by the Fund. The Fund will also pay distribution expenses that it is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

          For all of the services to be rendered by Paragon as provided in the new agreement, the Fund will pay Paragon an annual fee of 1.95% of its average daily net assets.

          The following table compares the fees and expenses of the Fund under the current agreement with the fees and expenses of the Fund under the new agreement.

-------------------------------- ----------------------------- -----------------------------
Nature of Expense                Fund          Operating       Fund          Operating
                                 Expenses    under   the       Expenses  under the New
                                 Current Agreement             Agreement
-------------------------------- ----------------------------- -----------------------------
-------------------------------- ----------------------------- -----------------------------
Management Fees                            2.25%                         1.95%
-------------------------------- ----------------------------- -----------------------------
-------------------------------- ----------------------------- -----------------------------
Distribution Expenses                      0.00%                         0.00%
-------------------------------- ----------------------------- -----------------------------
-------------------------------- ----------------------------- -----------------------------
Other Expenses                             0.05%                         0.47%
-------------------------------- ----------------------------- -----------------------------
-------------------------------- ----------------------------- -----------------------------
Total      Annual     Fund
Operating Expenses                         2.30%                         2.42%
-------------------------------- ----------------------------- -----------------------------
-------------------------------- ----------------------------- -----------------------------
Expense Reimbursement                      0.00%                         0.00%
-------------------------------- ----------------------------- -----------------------------
-------------------------------- ----------------------------- -----------------------------
Net Operating Expenses                     2.30%                         2.42%
-------------------------------- ----------------------------- -----------------------------

         The example below compares the cost of investing in the Fund under the Current Agreement with the cost of investing in the Fund under the New Agreement. The example uses the following assumptions: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

------------------------- ----------------------- ----------------------- ---------------------- -----------------------
                          1 year                  3 years                 5 years                10 years
------------------------- ----------------------- ----------------------- ---------------------- -----------------------
------------------------- ----------------------- ----------------------- ---------------------- -----------------------
Current Agreement         $242                    $743                    $1,272                 $2,716
------------------------- ----------------------- ----------------------- ---------------------- -----------------------
------------------------- ----------------------- ----------------------- ---------------------- -----------------------
New Agreement             $254                    $781                    $1,335                 $2,841
------------------------- ----------------------- ----------------------- ---------------------- -----------------------

         For the fiscal year ended May 31, 2001, under the current agreement, the Fund paid a management fee of $499,987 to Paragon. Paragon would have received $433,089 if the new agreement had been in effect, a reduction of 13.38%.

          The new agreement for the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new agreement is only a summary.

         Paragon is also the adviser to the Paragon Fund. As of January 1, 2002, the Paragon Fund's assets were approximately $10,757,746. For its services as adviser, Paragon receives an annual fee of 1.95% of its average daily net assets.

Information Concerning Paragon Capital Management, Inc.

     Paragon Capital Management, Inc., 3651 N. 100 E., Suite 275, Provo, Utah 84604, is a registered investment advisory firm organized as a corporation in the State of Utah on November 3, 1993. Together, David Allen Young and Catherine
B. Young, 3651 N. 100 E, Suite 275, Provo, Utah 84604, own 100% of Paragon.

         The names, addresses and principal occupations of the principal executive officers and directors of Paragon are set forth below:

------------------------------- ----------------------------- ----------------------------- ----------------------------
Name:                           Title:                        Address:                      Principal Occupation:
------------------------------- ----------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------- ----------------------------
David Allen Young               President and Director        3651 N. 100 E, Suite          Money Management
                                                              275, Provo, Utah 84604
------------------------------- ----------------------------- ----------------------------- ----------------------------
------------------------------- ----------------------------- ----------------------------- ----------------------------
Catherine B. Young              Director                      3651 N. 100 E, Suite          Homemaker
                                                              275, Provo, Utah 84604
------------------------------- ----------------------------- ----------------------------- ----------------------------


Evaluation By The Board Of Trustees

         The Board has determined that continuity and efficiency of portfolio investment advisory services provided by Paragon Capital Management, Inc. can best be assured by approving the new agreement. The Board believes that the new agreement will enable the Trust to continue to obtain management services of high quality at costs which it deems appropriate and reasonable and that approval of the new agreement is in the best interests of the Trust and the shareholders of the Fund.

         At a meeting of the Board of Trustees held on December 11, 2001, the Board, including the Independent Trustees, evaluated the impact of the proposed new management agreement with Paragon for the Fund. In evaluating the impact of the new agreement, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by Paragon, including financial information, and discussed the proposed new management agreement. The Independent Trustees met separately with legal counsel.

         Based on its review, the Board of Trustees believes that approval of the new management agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new management agreement. In making this recommendation, the Trustees primarily evaluated (i) its satisfaction with the experience, reputation, qualifications and background of Paragon's investment personnel, (ii) the nature and quality of operations and services that Paragon will continue to provide the Fund, (iii) the benefits of continuity in services to be provided by Paragon under the new agreement, and (iv) the effect of the new fee structure on the Fund's total operating expenses.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including the proposed fee and expense structure. The Board viewed as significant the fact that the total amount of fees paid to Paragon under the new agreement would be lower than the fees paid to Paragon under the current agreement and that, other than the change in the fee and expense structure, the terms of the current agreement and the new agreement are substantially similar. The Trustees recognized that, initially, the proposed changes would result in an increase in Fund expenses. However, they gave particular consideration to the possibility (if the Fund is able to increase its asset size sufficiently to reduce its other expenses) that the new expense structure could result in significant savings to shareholders.

         As a result of their considerations, the Board of Trustees determined that the proposed new management agreement is in the best interests of the Fund and its shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously approved the new management agreement and voted to recommend it to shareholders for approval.

     The Board Of Trustees Of The Trust, Including The Independent Trustees, Unanimously Recommends That Shareholders Vote For Approval Of The Proposed Management Agreement


                              OPERATION OF THE FUND

         The Fund is a diversified series of AmeriPrime Advisors Trust, an open-end management investment company organized as an Ohio business trust on August 3, 1999. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains Paragon Capital Management, Inc., 3651 N. 100E., Suite 275, Provo, Utah 84604, as its investment adviser. The Fund retains Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to manage the Fund's business affairs and provide the Fund with administrative services, and to act as the Fund's transfer agent, dividend paying agent and fund accountant. The Trust retains Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to act as the principal distributor of the Fund's shares.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed new management agreement between the Trust and Paragon Capital Management, Inc. and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         The Board of Trustees fixed the close of business on March 5, 2002 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 1,329,230.2580 shares of beneficial interest of the Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one
(1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed new management agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

         Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information, as of March 5, 2002, with respect to the number of shares of the Fund beneficially owned by (i) each Trustee and named executive officers of the Trust and (ii) all Trustees and named executive officers of the Trust as a group.

                                              Amount                Percent
         Name                           Beneficially Owned          of Class
         ----                           ------------------          --------
         Kenneth D. Trumpfheller           None                        *
         Robert A. Chopyak                 None                        *
         Mark W. Muller                    None                        *
         Richard J. Wright, Jr.            None                        *



*        Less than 1% of the Fund.

         As of March 5, 2002, all Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          As of March 5, 2002, Paragon shared with certain of its advisory clients the power to vote and investment discretion with respect to 856,108.812 shares of the Fund, or 64.41%. As a result, Paragon may be deemed to beneficially own these shares and may be deemed to control the Fund. Paragon intends to vote all of these shares in favor of the new management agreement. As of March 5, 2002, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.


                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Kenneth D. Trumpfheller, Secretary, Ameriprime Funds, 1725 E. Southlake Boulevard, Suite 200, Southlake, Texas 76092.


                              COST OF SOLICITATION

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Paragon. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Paragon will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Paragon may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.


                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.


                                 PROXY DELIVERY

         If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (877) 726-4662, or write the Trust at 1725 E. Southlake Blvd., Suite 200, Southlake, Texas 76092.


                                               BY ORDER OF THE BOARD OF TRUSTEES




                                                         Kenneth D. Trumpfheller
                                                                       Secretary

Dated March 5, 2002


Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to 317-266-8756.

                                                                       EXHIBIT A

                                    PROPOSED
                              MANAGEMENT AGREEMENT

TO:      Paragon Capital Management, Inc.
         3651 N. 100 E., Suite 275
         Provo, Utah  84604

Dear Sirs:

         AmeriPrime Advisors Trust (the "Trust") herewith confirms our agreement with you.

         The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the Paragon Dynamic Fortress Fund (the "Fund").

         You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES

         You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES

         You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, Trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation will be paid by the Fund. You will pay all expenses incurred by the Trust in connection with the organization and initial registration of shares of the Fund.

          The Fund will be responsible for the payment of all operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expense on securities sold short); legal, auditing and accounting expenses; non-organizational expenses of registering shares under federal and state securities laws; insurance expenses; taxes or governmental fees; fees and expenses of the custodian, transfer agent, shareholder service agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of Trustees of the Trust who are not affiliated with you; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification for the Trust's officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund's obligations. All other expenses incurred by the Fund in connection with the organization, registration of shares and operations of the Fund and not assumed by the adviser will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

          You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

         3.       COMPENSATION OF THE ADVISER

         For all of the services to be rendered and payments to be made by you as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.95% of the average value of its daily net assets.

         The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

         In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

         Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

         You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

         Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

         This Agreement shall take effect [on the date of its execution,] and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

         This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME

         The Trust and you acknowledge that all rights to the name "Paragon" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the name "Paragon" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Paragon" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

         8.       AMENDMENT OF THIS AGREEMENT

         No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

         The term "AmeriPrime Advisors Trust" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

         In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETATION

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

                  (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

         12.      NOTICES

         Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, and your address for this purpose shall be 3651 N. 100 E., Suite 275, Provo, Utah 84604.

         13.      COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

         Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                              Yours very truly,


                                              AmeriPrime Advisors Trust

Date: _________________________               By:___________________________
                                              Print Name:   Kenneth Trumpfheller
                                              Title:        President



                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.



                                                Paragon Capital Management, Inc.


Date:___________________________            By:__________________________
                                                 Print Name:
                                                 Title:

PROXY

                          PARAGON DYNAMIC FORTRESS FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                 March 21, 2002

         The undersigned shareholder of the Paragon Dynamic Fortress Fund (the "Fund"), a series of Ameriprime Advisors Trust (the "Trust"), hereby nominates, constitutes and appoints Robert A. Chopyak and Kenneth D. Trumpfheller, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 1725 E. Southlake Blvd., Suite 200, Southlake Texas 76092, on March 21, 2002 at 10:00 a.m., eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         Approval of a new Management Agreement between the Trust, on behalf of the Fund, and Paragon Capital Management, Inc.

    |_| FOR                      |_| AGAINST                       |_| ABSTAIN


         The Board of Trustees recommends a vote "FOR" on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________  DATED:________, 2002      ____________________________________
(Number of Shares)                          (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

                                            ------------------------------------
                                            (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)
                                            (Please date this proxy and sign
                                             your name as it appears on the
                                             label. Executors, administrators,
                                             trustees, etc. should give their
                                             full titles. All joint owners
                                             should sign.)



     This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.



349314.5